Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes

16. Income Taxes

The Company’s anticipated annual tax rate is impacted primarily by the amount of taxable income associated with each jurisdiction in which its income is subject to income tax, permanent differences between the financial statement carrying amounts and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Section 382 of the Internal Revenue Code (“IRC”) imposes limitations on the use of U.S. federal net operating losses (“NOLs”) upon a more than 50% change in ownership in the Company (ad defined in the IRC) within a three-year period. In connection with its at-the-market equity offering, the Company underwent a Section 382 ownership change on March 25, 2022. As a result, utilization of the Company’s NOL’s and certain unrealized losses are limited on an annual basis. If the Section 382 annual limitation amount is not fully utilized in a particular tax year, then the unused portion from that tax year is added to the Section 382 annual limitation in subsequent years. The Company’s annual limitation under Section 382 is estimated to be approximately $1.3 million.

The Company incurred no net income tax expense or benefit for the three months ended March 31, 2022 and 2021. The effective tax rate for the three months ended March 31, 2022, and 2021, was 0.0% and 0.0%, respectively. The effective tax rates differed from the statutory rate during each period primarily due to changes in the valuation allowance established to offset net deferred tax assets. The effective tax rate for the three months ended March 31, 2022 was less than the U.S. statutory rate which was due to the current year tax loss, offsetting the change in valuation allowance.

17. Income Taxes

For the year ended December 31, 2021 the Company recorded a current income tax benefit of $1.5 million primarily related to a carry back of the 2020 net operating loss to 2018 and 2019 under provisions of the CARES Act. For the year ended December 31, 2020, the Company recorded no income tax benefit or expense. During the year ended December 31, 2020, the Company reversed a portion of the valuation allowance based on the net operating loss expected to be used, in order to offset Seller’s taxable gain related to the Recapitalization Transaction.

The Company is subject to state income tax in Colorado, which was the location of its corporate office during 2021, but did not incur any income tax expense related to Colorado due to continued net operating losses. The Company is subject to mining taxes in Nevada, which are classified as income taxes as such taxes are based on a percentage of mining profits, but did not incur any mining tax expense due to continued mining losses. The Company is not subject to foreign income taxes as all of the Company’s operations and properties are located within the United States.

The Company’s loss before income taxes was attributable solely to domestic operations in the United States. The components of the Company’s income tax expense (benefit) were as follows (in thousands):

	Years Ended December 31,
	2021	2020
Current
Federal	$(1,530)	$—
Deferred
Federal	(14,495)	146,794
Change in Valuation Allowance	14,495	(146,794)
Income Tax Benefit	$(1,530)	$—

The following table provides a reconciliation of income taxes computed at the United States federal statutory tax rate of 21% in 2021 and 2020 to the income tax provision (in thousands):

	Years Ended December 31,
	2021	2020
Loss before income taxes	$(90,094)	$(136,392)
United States statutory income tax rate	21%	21%
Income tax (benefit) at United States statutory income tax rate	$(18,920)	$(28,642)
Change in valuation allowance	14,495	(146,794)
Recapitalization transaction	—	157,855
Cancellation of debt income	—	15,360
State tax provision, net of federal benefit	—	1,263
Warrant liability fair value adjustment	3,030	790
Other	(135)	168
Income Tax Benefit	$(1,530)	$—

For the year ended December 31, 2021, the effective tax rate was a result of an increase in the valuation allowance of $14.5 million and warrant liability fair value adjustment.

For the year ended December 31, 2020, the effective tax rate was a result of an increase in the valuation allowance of $146.8 million which offset a $157.9 million net write-off and usage of certain deferred tax assets as a result of the Recapitalization Transaction and $15.4 million of cancellation of debt income related to the Recapitalization Transaction.

The components of the Company’s deferred tax assets are as follows (in thousands):

	Years Ended December 31,
	2021	2020
Net operating loss	$30,355	$7,675
Mineral properties	39,371	39,555
Plant, equipment, and mine development	25,506	30,767
Intangible assets	20,204	21,710
Royalty	6,266	6,292
Interest expense carryforward	—	1,935
Asset retirement obligation	1,083	997
Stock-based compensation	856	405
Accrued compensation	502	197
Inventories	76	191
Reorganization costs	—	—
Other liabilities	—	—
Credits and other	—	—
Valuation allowance	(124,219)	(109,724)
Total net deferred tax assets	$—	$—

Based on the weight of evidence available as of both December 31, 2021, and 2020, which included recent operating results, future projections, and historical inability to generate operating cash flow, the Company concluded that it was more likely than not that the benefit of its net deferred tax assets would not be realized and, as such, recorded full valuation allowances of $124.2 million and $109.7 million, respectively, against its net deferred tax assets.

The Company had net operating loss carryovers as of December 31, 2021 and 2020 of $144.5 million and $36.6 million, respectively, for federal income tax purposes. The carryforward amount as of December 31, 2021 can be carried forward indefinitely and can be used to offset taxable income and reduce income taxes payable in future periods, pending any potential limitation pursuant to Internal Revenue Code (“IRC”) section 382. Additional analysis of the IRC section 382 limitations will be performed in the future and could result in an annual limitation applied to the $144.5 million of net operating losses.

As necessary, the Company provides a reserve against the benefits of uncertain tax positions taken in its tax filings that are more likely than not to not be sustained upon examination. Based on the weight of available evidence, the Company does not believe it has taken any uncertain tax positions that require the establishment of a reserve. The Company has not recorded any income tax reserves or related interest or penalties related to income tax liabilities as of December 31, 2021. The Company’s policy, if it were to have uncertain tax positions, is to recognize interest and/or penalties related to unrecognized tax benefits as part of its income tax expense. With limited exception, the Company is no longer subject to U.S. federal income tax audits by taxing authorities for tax years 2017 and prior; however, net operating loss and credit carryforwards from all years are subject to examinations and adjustments for at least three years following the year in which the attributes are used.